EXHIBIT 99.3

EXECUTIVE EMPLOYMENT AGREEMENT

AGREEMENT dated as the 19th day of March, 2018, by and between iMine Corporation, a Nevada corporation with its principal office at 8520 Allison Pointe Blvd Ste 223 #87928 Indianapolis, Indiana 46250 (the “Company”), and Daniel Tsai, (the “Executive”), whose address is].

W I T N E S S E T H:

WHEREAS, the Company desires to engage Executive as its chief executive officer; and

WHEREAS, Executive desires to provide his services to the Company and to accept employment by the Company on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual promises set forth in this Agreement, the parties agree as follows:

1. Employment and Duties.

(a) Subject to the terms and conditions hereinafter set forth, the Company hereby employs Executive as its Chief Executive Officer, and Executive shall have the duties and responsibilities associated with the chief executive officer of a public corporation. Executive shall report to the Company’s board of directors (the “Board”). Executive shall also perform such other duties and responsibilities as may be determined by the Board as long as such duties and responsibilities are consistent with those of the Chief Executive Officer; it being understood that, if requested, Executive shall also serve as Chief Financial Officer and Secretary. Additionally, during the Term, as hereinafter defined, the Company shall include Executive as one of the Board’s nominees for election as a director of the Company, and, if elected, Executive shall serve as chairman of the board.

(b) Executive shall serve as a director of the Company or any of its subsidiaries, if elected, and in such executive capacity or capacities with respect to any Affiliate of the Company to which he may be elected or appointed, provided that such duties are consistent with those of the Company’s Chief Executive Officer. Executive shall receive no additional compensation for services rendered pursuant to this Section 1(b).

(c) Unless terminated earlier as provided for in Section 5 of this Agreement, this Agreement shall have a term (the “Term”) commencing on the date of this Agreement and ending on March 31, 2019.

2. Executive’s Performance. Executive hereby accepts the employment contemplated by this Agreement. During the Term, Executive shall devote such time to the business of the Company as he deemed necessary in order to perform his during as Chief Executive Officer, and shall perform such duties diligently, in good faith and in a manner consistent with the best interests of the Company.

3. Compensation and Other Benefits.

(a) For his services to the Company during the Term, the Company shall pay Executive as follows:

(i) Base compensation in the amount of $350,000, which shall be paid through the issuance of 17,500,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share, with a value of $0.02 per share. The Shares shall be issued as soon as practical after the execution of this Agreement. Executive’s rights to the Shares shall vest immediately and shall be deemed fully earned and vested on the date of this Agreement.

(ii) The sum of $164,706, representing the federal income tax on the value of the Shares plus the tax on such amount, using a federal income tax rate of 32%. Such payment shall be made to Executive during 2018 in a timely manner to enable Executive to make any required estimated tax payments. To the extent that the Company is required to make a withholding tax payment, the amount of such withholding tax payment shall reduce the amount due to Executive pursuant to this Section 3(a)(ii).

(b) Executive shall be entitled to such bonus compensation as may be determined by the Board or the Compensation Committee of the Board in its sole discretion.

(c) During the Term, Executive shall receive, at the Company’s full cost and expense:

(i) Such medical and dental insurance and long-term disability insurance as the Company offers to its executive employees from time to time.

(ii) Vacation in accordance with company policy; provided that any unused vacation shall be accrued without limitation or restriction.

(d) Executive shall also receive such other benefits as the Board may grant to its executive officers.

4. Reimbursement of Expenses. The Company shall reimburse Executive, upon presentation of proper expense statements, for all authorized, ordinary and necessary out‑of‑pocket expenses reasonably incurred by Executive during the Term in connection with the performance of his services pursuant to this Agreement in accordance with the Company’s expense reimbursement policy.

5. Termination of Employment.

(a) This Agreement and Executive’s employment shall terminate immediately upon the death of Executive.

(b) This Agreement and Executive’s employment may be terminated by Executive or by the Company on not less than thirty (30) days’ written notice in the event of Executive’s Disability. The term “Disability” shall mean any illness, disability or incapacity of Executive which prevents him from substantially performing his regular duties for a period of three consecutive months or four months, even though not consecutive, in any twelve-month period.

(c) The Company may terminate this Agreement and Executive’s employment for Cause, in which event no benefits shall be payable to Executive subsequent to the date of termination. The term “Cause” shall mean:

(i) a material breach of Sections 6, 7 or 8 of this Agreement;

(ii) fraud, dishonesty, gross misconduct or other breach of trust whereby Executive obtains personal gain or benefit at the expense of or to the detriment of the Company;

(iii) a conviction of or plea of nolo contendere or similar plea by Executive of any felony; or

(iv) a conviction of or plea of nolo contendere or similar plea by of any other crime involving theft or misappropriation of property.

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(d) Executive shall have the right to terminate his employment under this Agreement on not less than ten (10) days’ written notice to the Company for any material breach of this Agreement by the Company, which is not cured by the Company within thirty (30) days of the written notice of such breach by Executive. If Executive shall terminate this Agreement pursuant to this Section 5(d), (i) Executive shall be entitled to receive the insurance coverage provided in Section 3(c)(i) for the balance of the Term and (ii) the provisions of Section 7(b) shall terminate.

(e) No termination of this Agreement shall affect the obligation of the Company to make the payments required by Section 3(a)(ii), which shall continue in full force and effect regardless of the reason for termination.

6. Trade Secrets and Proprietary Information.

(a) Executive recognizes and acknowledges that the Company, through the expenditure of considerable time and money, has developed and will continue to develop in the future information concerning customers, clients, marketing, patents, products, services, business, research and development activities and operational methods of the Company and its customers or clients, contracts, financial or other data, technical data or any other confidential or proprietary information possessed, owned or used by the Company, the disclosure of which could or does have a material adverse effect on the Company, its business, any business it proposes to engage in, its operations, financial condition or prospects and that the same are confidential and proprietary and considered “Confidential Information” of the Company for the purposes of this Agreement. In consideration of his employment, Executive agrees that he will not, during or after the Term, without the consent of the Board make any disclosure of Confidential Information now or hereafter possessed by the Company, to any person, partnership, corporation or entity either during or after the term here of, except that nothing in this Agreement shall be construed to prohibit Executive from using or disclosing such information (a) if such disclosure is necessary in the normal course of the Company’s business in accordance with Company policies or instructions or authorization from the Board, (b) such information shall become public knowledge other than by or as a result of disclosure by a person not having a right to make such disclosure, (c) complying with legal process as provided in Section 6(b) of this Agreement, or (d) subsequent to the Term, if such information shall have either (i) been developed by Executive independent of any of the Company’s confidential or proprietary information or (ii) been disclosed to Executive by a person not subject to a confidentiality agreement with or other obligation of confidentiality to the Company. For the purposes of Sections 6, 7 and 8 of this Agreement, the term “Company” shall include the Company, its parent, its subsidiaries and Affiliates.

(b) In the event that any Confidential Information is required to be produced by Executive pursuant to legal process, Executive shall give the Company notice of such legal process within a reasonable time, but not later than ten business days prior to the date such disclosure is to be made, unless Executive has received less notice, in which event Executive shall immediately notify the Company. The Company shall have the right to object to any such disclosure, and if the Company objects (at the Company’s cost and expense) in a timely manner, Executive shall not make any disclosure until there has been a court determination on the Company’s objections. If disclosure is required by a court order, final beyond right of review, or if the Company does not object to the disclosure, Executive shall make disclosure only to the extent that disclosure is required by the court order, and Executive will exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

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(c) Executive shall, upon expiration or termination of the Term, or earlier at the request of the Company, turn over to the Company all documents, papers, computer disks or other material in Executive’s possession or under Executive’s control which may contain or be derived from Confidential Information. To the extent that any Confidential Information is on Executive’s hard drive or other storage media, he shall, upon the request of the Company, cause such information to be erased from his computer disks and all other storage media.

7. Restrictive Covenants.

(a) During the period from the date of this Agreement until one (1) year following the date on which Executive’s employment is terminated:

(i) Utilize the Company’s Confidential Information to persuade or attempt to persuade any person or entity which is or was a customer, client or supplier of the Company to cease doing business with the Company, or to reduce the amount of business it does with the Company (the terms “customer” and “client” as used in this Section 7 to include any potential customer or client to whom the Company submitted bids or proposals, or with whom the Company conducted negotiations, during the term of Executive’s employment or during the twelve (12) months preceding the termination of his employment;

(ii) Utilize the Company’s Confidential Information to solicit for himself or any other person or entity other than the Company the business of any person or entity which is a customer or client of the Company, or was a customer or client of the Company within one (1) year prior to the termination of his employment; or

(iii) Persuade or attempt to persuade any employee of the Company, or any individual who was an employee of the Company during the one (1) year period prior to the termination of this Agreement, to leave the Company’s employ, or to become employed by any person or entity other than the Company.

(b) During the Term and for a period of six (6) months following the expiration of the Term, Executive will not engage in any business in the United States whether as an officer, director, consultant, partner, guarantor, principal, agent, employee, advisor or in any manner, which directly competes with the business of the Company as it is engaged during the Term, unless, during the period that Employee is bound by the provisions of this Section 7(b), the Company ceases to be engaged in such activity, provided, however, that nothing in this Section 7(b) shall be construed to prohibit Employee from owning an passive interest of not more than 5% of any public company engaged in such activities.

(c) Executive acknowledges that the restrictive covenants (the “Restrictive Covenants”) contained in Sections 6 and 7 of this Agreement are a condition of his employment and are reasonable and valid in geographical and temporal scope and in all other respects. If any court or arbitrator determines that any of the Restrictive Covenants, or any part of any of the Restrictive Covenants, is invalid or unenforceable, the remainder of the Restrictive Covenants and parts thereof shall not thereby be affected and shall remain in full force and effect, without regard to the invalid portion. If any court or arbitrator determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable because of the geographic or temporal scope of such provision, such court or arbitrator shall have the power to reduce the geographic or temporal scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable.

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8. Ownership of Intellectual Property.

(a) “Inventions” means all inventions, ideas, discoveries, developments, methods, data, information, improvements, original works, know-how, including, but not limited to, algorithms, technology, trade secrets, processes, codes and hardware (whether or not reduced to practice and whether or not protectable under the patent, copyright, trade secrecy or similar laws of the United States:

(i) relate to the Company’s business at the time of conception or reduction to practice or actual or demonstrably anticipated research or development of Company that were conceived, created or developed by Executive (whether alone or with others, whether or not during working hours or on the Company’s premises or whether or not using material or property provided by the Company) during the Term or having conceived, created or developed prior to the Term while Executive was employed by the Company; and/or

(ii) were conceived, created or developed by Executive (whether alone or with others) during the Term, even if having possibly been conceived, created or developed prior to the Term but completed while in the employ of the Company, or which result from any work performed by Executive for Company.

(b) All Inventions are, will be, and shall constitute “works-for-hire” and the exclusive property of the Company, and the Company may use and exploit them without restriction or additional compensation to Executive. Executive shall promptly and fully disclose to the Company any and all Inventions. Executive shall maintain complete written records of all Inventions and of all work or investigations done or carried out by Executive at all stages thereof, which records shall be the exclusive property of the Company and will be treated as Confidential Information for all purposes of this Agreement.

(c) Executive hereby irrevocably assigns and transfers to the Company, its successors, assigns or Affiliates, as the case may be, all of Executive’s right, title and interest in and to any Inventions without additional consideration therefor from the moment of their creation or inception, to be held and enjoyed by the Company, its successors, assigns or Affiliates, as the case may be, to the full extent of the term for which any intellectual property protection may be granted and as fully as the same would have been held by Executive had this Agreement, or such assignment or transfer not been made. In addition to the foregoing assignments of Inventions to the Company, Executive hereby irrevocably assigns and transfers to the Company: (i) all worldwide patents, trademarks, copyrights, mask works, trade secrets, applications for the foregoing and other intellectual property rights in any Inventions; and (ii) any and all “Moral Rights” (as defined below) that Executive may have in or with respect to any Inventions. Executive hereby forever waives and agrees never to assert any and all Moral Rights Executive may have in or with respect to any such Inventions, even after the termination of Executive’s employment.

(d) “Moral Rights” means any right to claim authorship of any Inventions, or to withdraw from circulation or control the publication or distribution of any Inventions, and any similar right, existing under judicial or statutory law of any country in the world, or under any treaty, regardless of whether or not such right is denominated or generally referred to as a moral right.

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(e) Executive agrees to cooperate fully in obtaining patent, copyright or other proprietary protection for such Inventions, all in the name of the Company, its successors, assigns or Affiliates, as the case may be, and at the Company’s cost and expense, and shall execute and deliver all requested applications, assignments and other documents and take such other actions as the Company, its successors, assigns or Affiliates, as the case may be, shall request in order to perfect, enforce and exploit the Company’s, its successors,’ assigns’ or Affiliates,’ as the case may be, right in the Inventions (including transfer of possession to the Company, its successors, assigns or Affiliates, as the case may be, of all Inventions embodied in tangible materials), including granting Company a non-revocable, royalty-free license in any pre-existing works. Executive irrevocably designates and appoints the Company and its duly authorized officers and agents as his agents and attorneys-in-fact to execute and file any and all applications and other necessary documents and to do all other lawfully permitted acts to further perfect and enforce the Company’s, its successors,’ assigns’ or Affiliates’ (as the case may be) right in the Inventions and to further the prosecution, issuance or enforcement of patents, copyrights, trade secrets and similar protections related to the Inventions with the same legal force and effect as he had executed them himself. Executive shall receive no additional compensation for complying with Executive’s obligations under this Section 8. Executive agrees that, to the extent this Agreement shall be construed in accordance with any laws that limit the assignability to the Company, its successors, assigns or Affiliates (as the case may be) of the Inventions, this Agreement shall be interpreted not to apply to any Invention which a court rules or the Company agrees is subject to such state limitation.

(f) Any copyrightable work created by Executive in connection with or during the performance of his employment duties, whether published or unpublished, shall be the property of the Company as author and owner of copyright in such work.

(g) An “Affiliate” of the Company shall mean any person or entity which controls, is controlled by or is under common control with the Company.

9. Injunctive Relief. Executive agrees that his violation or threatened violation of any of the provisions of Sections 6, 7 or 8 of this Agreement shall cause immediate and irreparable harm to the Company. In the event of any breach or threatened breach of any of said provisions, Executive consents to the entry of preliminary and permanent injunctions by a court of competent jurisdiction prohibiting Executive from any violation or threatened violation of such provisions and compelling Executive to comply with such provisions. This Section 9 shall not affect or limit, and the injunctive relief provided in this Section 9 shall be in addition to, any other remedies available to the Company at law or in equity or in arbitration for any such violation by Executive. Subject to Section 7(b) of this Agreement, the provisions of Sections 6, 7, 8 and 9 of this Agreement shall survive any termination of this Agreement and Executive’s employment.

10. Indemnification. The Company shall provide Executive with payment of legal fees and indemnification to the maximum extent permitted by the Company’s Articles of Incorporation, By‑Laws, and Nevada law. The Company shall also provide officers and directors liability insurance of not less than $2,000,000, and the Company shall be responsible for any deductibles under such policy. The Company shall also provide so-called tail coverage for not less than five years in the amount of not less than $2,000,000 or such greater amount if, at that time, the Company maintained such liability insurance in a greater amount, following such date as Executive ceases to be an officer or director.

11. Key Man Insurance. Executive will cooperate with the Company in connection with any application by the Company to obtain key-man life insurance on his life, on which the Company will be the beneficiary. Such cooperation shall include the execution of any applications or other documents requiring his signature and submission of insurance applications and submission to a physical examination.

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12. Representations and Warranties of the Parties.

(a) Executive represents, warrants, covenants and agrees as follows:

(i) Executive has the right to enter into this Agreement, that he is not a party to any agreement or understanding, oral or written, which would prohibit performance of his obligations under this Agreement, and that he will not use in the performance of his obligations hereunder any proprietary information of any other party which he is legally prohibited from using; and

(ii) Executive understands that the Shares are restricted securities, as defined by Rule 144 of the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”). Executive is acquiring the Shares for his own account for investment and not with a view to the sale or distribution thereof, and that he understands that the Shares may not be sold except pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act, and that the certificates for the Shares will bear the Company’s standard investment legend.

(b) The Company represents, warrants and agrees that it has full power and authority to execute and deliver this Agreement and perform its obligations hereunder.

13. Miscellaneous.

(a) Any notice, consent or communication required under the provisions of this Agreement shall be given in writing and sent or delivered by hand, overnight courier or messenger service, against a signed receipt or acknowledgment of receipt, or by registered or certified mail, return receipt requested, or telecopier, email or similar means of communication (collectively “electronic communications”) if receipt is acknowledged or if transmission is confirmed by mail as provided in this Section 13(a), to the parties at their respective addresses set forth at the beginning of this Agreement or by electronic delivery to the telecopier or email set forth on the signature page of this Agreement, with notice to the Company being sent to the attention of the individual who executed this Agreement on behalf of the Company. Either party may, by like notice, change the person, address or electronic communications number or address to which notice is to be sent. If no telecopier number is provided for either party, notice to such party shall not be sent by telecopier.

(b) This Agreement shall in all respects be construed and interpreted in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada applicable to agreements executed and to be performed wholly in such state without regard to principles of conflicts of laws.

(c) If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance shall, to any extent, be determined to be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law, and any court or arbitrator having jurisdiction may reduce the scope of any provision of this Agreement, including the geographic and temporal restrictions set forth in Section 8 of this Agreement, so that it complies with applicable law.

(d) This Agreement constitutes the entire agreement of the Company and Executive as to the subject matter hereof, superseding all prior or contemporaneous written or oral understandings or agreements, with respect to the subject matter covered in this Agreement. This Agreement may not be modified or amended, nor may any right be waived, except by a writing which expressly refers to this Agreement, states that it is intended to be a modification, amendment or waiver and is signed by both parties in the case of a modification or amendment or by the party granting the waiver. No course of conduct or dealing between the parties and no custom or trade usage shall be relied upon to vary the terms of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

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(e) Neither party hereto shall have the right to assign or transfer any of its or his rights hereunder except in connection with a merger of consolidation of the Company or a sale by the Company of all or substantially all of its business and assets.

(f) Except for actions, suits, or proceedings taken pursuant to or under Section 6, 7, 8 or 9 of this Agreement, any dispute concerning this Agreement or the rights of the parties hereunder shall be submitted to binding arbitration in Indianapolis, Indiana under the rules of the American Arbitration Association. There shall be three arbitrators: one arbitrator shall be chosen by each party to the dispute and those two arbitrators shall choose the third arbitrator. Each party shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other party in connection with the arbitration proceedings. Arbitration shall be the sole, binding, exclusive and final remedy for resolving any dispute between the parties. The arbitrators shall have jurisdiction to determine any claim, including the arbitrability of any claim, submitted to them. The arbitrators may grant any relief authorized by law for any properly established claim. The award of the arbitrator shall be final, binding and conclusive on all parties, and judgment on such award may be entered in any court having jurisdiction. The arbitrator shall have the power, in his discretion, to award counsel fees and costs to the prevailing party. The arbitrator shall have no power to modify or amend any specific provision of this Agreement except as expressly provided in Section 13(c) of this Agreement.

(g) Notwithstanding the provisions of Section 13(f) of this Agreement, with respect to any claim for injunctive relief or other equitable remedy pursuant to Section 9 of this Agreement or any claim to enforce an arbitration award or to compel arbitration, the parties hereby (i) consents to the exclusive jurisdiction of the federal and state courts sitting in Indianapolis County, Indiana, (ii) agree that any process in any action commenced in such court under this Agreement may be served upon him personally, either (A) by certified or registered mail, return receipt requested, or by an overnight courier service which obtains evidence of delivery, with the same full force and effect as if personally served upon him in Hamilton County, Indiana, or (B) by any other method of service permitted by law, and (iii) waives any claim that the jurisdiction of any such court is not a convenient forum for any such action and any defense of lack of in personam jurisdiction with respect thereof.

(h) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, executors, administrators and permitted assigns.

(i) The headings in this Agreement are for convenience of reference only and shall not affect in any way the construction or interpretation of this Agreement.

(j) No delay or omission to exercise any right, power or remedy accruing to either party hereto shall impair any such right, power or remedy or shall be construed to be a waiver of or an acquiescence to any breach hereof. No waiver of any breach hereof shall be deemed to be a waiver of any other breach hereof theretofore or thereafter occurring. Any waiver of any provision hereof shall be effective only to the extent specifically set forth in an applicable writing. All remedies afforded to either party under this Agreement, by law or otherwise, shall be cumulative and not alternative and shall not preclude assertion by such party of any other rights or the seeking of any other rights or remedies against any other party.

[Signatures on following page]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Telecopier and Email	Signature
IMINE CORPORATION

	By:	/s/ Daniel Tsai
Daniel Tsai, Chief Executive Officer

/s/ Daniel Tsai
Daniel Tsai

[Signature page of Employment Agreement between iMine Corporation and Daniel Tsai]

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